UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________________________

Date of Report (Date of earliest event reported): September 13, 2019 (September 9, 2019)

SMART SAND, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37936	45-2809926
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1725 Hughes Landing Blvd., Suite 800 The Woodlands, Texas 77380
	(281) 231-2660	Not Applicable
(Address of principal executive offices and zip code)	(Registrant’s telephone number, including area code)	(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SND	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act.    ☒

Item 1.01    Entry into a Material Definitive Agreement.
As previously reported in its filings with the U.S. Securities and Exchange Commission (the “SEC”), on January 3, 2019, Smart Sand, Inc. (the “Company”) filed suit against Schlumberger Technology Corporation ("STC") in the District Court of Harris County, Texas (Case No. 2019-00557). On September 10, 2019, the Company and STC entered into an agreement to settle such lawsuit.  In connection with the settlement, the Company and STC entered into a Second Amended and Restated Master Product Purchase Agreement (the "STC PPA"). The sand purchased under the STC PPA will primarily be provided through the Company's terminal located in Van Hook, North Dakota. The STC PPA will expire on September 30, 2023, subject to an earlier expiration depending on the amount of sand purchased by STC.

The above summary does not purport to be a complete description of the STC PPA and is qualified in its entirety by the contents of the STC PPA, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02    Termination of a Material Definitive Agreement.
As previously reported in its Current Report on Form 8-K filed with the SEC on March 19, 2018, the Company is party to a multi-year Master Product Purchase Agreement (as amended, the “Hess PPA”) with Hess Corporation (“Hess”). On September 9, 2019, Hess notified the Company of its intention to terminate the Hess PPA. The termination is effective on December 8, 2019 and, pursuant to the Hess PPA, Hess will pay a contractually-specified termination payment in connection with its election to terminate the Hess PPA.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Second Amended and Restated Master Product Purchase Agreement, dated September 10, 2019, by and between Smart Sand, Inc. and Schlumberger Technology Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART SAND, INC.

Dated: September 13, 2019	By:	/s/ Lee E. Beckelman
Lee E. Beckelman
Chief Financial Officer